                        TERM SHEET DATED AUGUST 25, 1997
                        Green Tree Financial Corporation
     Certificates for Home Improvement and Home Equity Loans, Series 1997-D
                           $750,000,000 (Approximate)
                               Subject to Revision

SELLER/SERVICER:   Green Tree Financial Corporation ("Green Tree").
TRUSTEE:           First Trust National Association.
UNDERWRITERS:      Merrill Lynch & Co. (Lead), Lehman Brothers (Co),
                   Salomon Brothers Inc (Co).

                                                        Ratings                     WAL                Exp Final
                                 Amount               (S&P/Fitch)                at 15% CPR*            Maturity
                                 ------               -----------                -----------            --------
To Call:
HI: A-1                            $49,500,000          AAA/AAA                     1.00                   25
HI: A-2                            $33,000,000          AAA/AAA                     3.00                   49
HI: A-3                            $37,500,000          AAA/AAA                     6.02                   100
HI: M-1                            $12,000,000           AA/AA                      8.33                   100
HI: M-2                             $7,500,000            A/A                       8.33                   100
HI: B-1                             $7,125,000          BBB/BBB                     5.60                   100
HI: B-2                             $3,375,000            A-/A                      8.33                   100
To Maturity
HI: A-3                            $37,500,000          AAA/AAA                     6.02                   102
HI: M-1                            $12,000,000           AA/AA                     10.17                   149
HI: M-2                             $7,500,000            A/A                      15.69                   299
HI: B-2                             $3,375,000            A-/A                     12.08                   299

HI BALANCE                        $150,000,000
                                  ============

                                                        Ratings                     WAL                Exp Final
                                 Amount              (S&P/Fitch**)              at 125% Base*           Maturity
                                 ------              -------------              -------------           --------
To Call:
HE: A-1 ARM                        $60,000,000          AAA/AAA                     3.02                   90
HE: A-1                            $70,000,000          AAA/AAA                     0.50                   10
HE: A-2                            $42,000,000          AAA/AAA                     1.00                   14
HE: A-3                           $162,000,000          AAA/AAA                     1.88                   33
HE: A-4                            $41,000,000          AAA/AAA                     3.00                   40
HE: A-5                            $69,000,000          AAA/AAA                     4.00                   58
HE: A-6                            $41,000,000          AAA/AAA                     5.73                   86
HE: A-7                            $29,500,000          AAA/AAA                     5.73                   85
HE: A-8 IO                                 n/a          AAA/AAA                     n/a                    n/a
HE: M-1                            $34,500,000          AA/AA[+]                    8.16                   100
HE: M-2                            $24,000,000           A/A[+]                     8.33                   100
HE: B-1                            $18,900,000         BBB/BBB[+]                   4.60                   83
HE: B-2                             $8,100,000            A-/A                      8.14                   100
To Maturity
HE: M-1                            $34,500,000          AA/AA[+]                    8.58                   120
HE: M-2                            $24,000,000           A/A[+]                    12.35                   359
HE: B-2                             $8,100,000            A-/A                     12.06                   361
HE BALANCE                        $600,000,000
                                  ============

[LOGO OF MERRILL LYNCH APPEARS HERE]   1
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

-------------------
* The Fixed Rate Home Equity Home Equity Contracts will be priced using 125% Base (125% Prepayment Assumption). 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Adjustable Rate Contracts will be priced using a constant prepayment rate of 25%. The Home Improvement Contracts will be priced using a constant prepayment rate of 15% CPR.
**    "+" rating subject to Fitch confirmation.


CUT-OFF DATE:          July 31, 1997 (or the date of origination, if later)
EXP. PRICING:          August 26, 1997
EXP. SETTLEMENT:       September 16, 1997
LEGAL FINAL:           Sub-Pool HI:  October 2023
                       Sub-Pool HE:  September 2028

INTEREST/PRINCIPAL:    The 15th day of each month (or if such 15th day is not a
                       business day, the next succeeding business day) commencing on October 15, 1997.


CROSS-
COLLATERALIZATION:     On each Payment Date the Amount Available with respect to
                       any Sub-Pool which is remaining after making distributions in respect of the Certificates then entitled to receive distributions therefrom will generally be available to make distributions in respect of the Certificates then entitled to receive distributions from the other Sub-Pool.


ERISA: Class HI:A and Class HE:A Certificates are ERISA eligible. No other Certificates will be sold to benefit plans unless such plans deliver a legal opinion to the Trustee stating that assets of the Trust are not deemed "plan assets".


TAX STATUS:            Certain assets of the Trust will elect to be treated as a
                       REMIC for federal income tax purposes.

OPTIONAL REPURCHASE:   10% cleanup call.

                             HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:
                       Class HI:A:     20.00% subordination (Class HI:M-1, HI:M-
                                       2, HI:B-1, and HI:B-2) and Residual
                                       (Class C)

                       Class HI:M-1:   12.00% subordination (Class HI:M-2, HI:B-
                                       1 and HI:B-2) and Residual (Class C)

                       Class HI:M-2:   7.00% subordination (HI:B-1 and HI:B-2)
                                       and Residual (Class C)

                       Class HI:B-1:   2.25% subordination (Class HI:B-2) and
                                       Residual (Class C)

                       Class HI:B-2:   Limited Guaranty and Residual (Class C)

LOSSES ON LIQUIDATED
SUB-POOL HI CONTRACTS:
                       If Net Liquidation Proceeds from Liquidated Contracts in Sub-Pool HI in a collection


[LOGO OF MERRILL LYNCH APPEARS HERE]   2
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        period are less than the Scheduled Principal Balance of such Liquidated Contracts, plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI:B-2 Certificateholders, then the Class HI:B-1 Certificateholders, then the Class HI:M-2 Certificateholders, then the Class HI:M-1 Certificateholders and then the Class HI:A Certificateholders. Such a deficiency as allocated to any particular class of Certificates is referred to herein as a "Liquidation Loss Principal Amount."

DISTRIBUTIONS:
                        The "Sub-Pool HI Amount Available" will generally consist of payments made on or in respect of the Home Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Improvement Contracts and to the Class C Certificateholder.

                        The Sub-Pool HI Amount Available will generally be applied first to distributions to the Class HI:A Certificateholders, then to the Class HI:M Certificateholders and then to the Class HI:B Certificateholders.

                        The Class HI:A Certificates are senior to both the Class HI:M and the Class HI:B Certificates. The Class HI:M Certificates are senior to the Class HI:B Certificates.


CLASS HI:A INTEREST:
                        Interest on each Class of Class HI:A Certificates will be paid concurrently at the related Pass-Through Rate on the related then outstanding Class Principal Balance. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                        In the event that, on a particular Payment Date, the Class HI:A Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of interest to the holders of outstanding Class HI:A Certificates, the amount of interest to be distributed in respect of the Class HI:A Certificates will be allocated among the Class HI:A Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HI:A Certificateholders are entitled to receive on the next Payment Date. Any amounts so carried forward will bear interest at the applicable Class HI:A Pass-Through Rate, to the extent legally permissible.

CLASS HI:A PRINCIPAL:
                        After payment of all interest distributable to the Class HI:A Certificateholders, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount will be distributed first to the Class HI:A-1 Certificateholders, until the Class HI:A-1 Principal Balance has been reduced to zero, then to the Class HI:A-2 Certificateholders until the Class HI:A-2 Principal Balance has been reduced to zero, and then to the Class HI:A-3 Certificateholders until the Class HI:A-3 Principal Balance has been reduced to zero.

                        The "Sub-Pool HI Formula Principal Distribution Amount" for each Payment Date will generally be equal to the sum of: (i) all scheduled payments of principal due on each outstanding Home Improvement Contract during the preceding month: (ii) all partial principal prepayments and principal prepayments in full received on each

[LOGO OF MERRILL LYNCH APPEARS HERE]   3
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        Home Improvement Contract during the preceding month;
                        (iii) the Scheduled Principal Balance of each Home Improvement Contract that became liquidated during the preceding month; and (iv) the Scheduled Principal Balance of each Home Improvement Contract purchased by Green Tree during the preceding month pursuant to the Pooling and Servicing Agreement.


                        The "Sub-Pool HI Senior Percentage" will equal 100% if any of the following exist:


                             i. the Payment Date is prior to October 2000 (month 36);
                             ii.       the Class HI:B Principal Balance
                                       represents less than 14% of the Scheduled
                                       Principal Balance of Sub-Pool HI; or
                             iii. each Class HI:B Principal Distribution Test (see below) is not satisfied.


                        Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:A Principal Balance and the Class HI:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

CLASS HI:M-1 INTEREST:
                        After payment of the Class HI:A Distribution Amount, interest will be paid to the Class HI:M-1 Certificateholders in an amount equal to the product of
                        (a) the Class HI:M-1 Pass-Through Rate and (b) the then outstanding Class HI:M-1 Principal Balance (less the Class HI:M-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HI:M-1 Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of the Class HI:M-1 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HI:M-1 Certificates will be allocated among the Class HI:M-1 Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HI:M-1 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HI:M-1 Pass-Through Rate.

CLASS HI:M-1 PRINCIPAL:
                        The Class HI:M-1 Certificateholders will not receive principal until the Class HI:A Principal Balance has been reduced to zero. At that time, the class HI:M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-1 Principal Balance has been reduced to zero.

CLASS HI:M-2 INTEREST:
                        After payment of Class HI:A and Class HI:M-1
                        Distribution Amounts, interest will be paid to the Class HI:M-2 Certificateholders in an amount equal to the product of (a) the Class HI:M-2 Pass-Through Rate and
                        (b) the then outstanding Class HI:M-2 Principal Balance (less the Class HI:M-2 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HI:M-2 Remaining Amount

[LOGO OF MERRILL LYNCH APPEARS HERE]   4
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of the Class HI:M-2 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HI:M-2 Certificates will be allocated among the Class HI:M-2 Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HI:M-2 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HI:M-2 Pass-Through Rate.


CLASS HI:M-2 PRINCIPAL:
                        Class HI:M-2 Certificateholders will not receive principal until the Class HI:A and Class HI:M-1 Principal Balances have been reduced to zero. At that time the Class HI:M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-2 Principal Balance has been reduced to zero.

CLASS HI:B-1 INTEREST:
                        After payment of Class HI:A, Class HI:M-1 and Class HI:M-2 Distribution Amounts, interest will be paid to the Class HI:B-1 Certificateholders in an amount equal to the product of (a) the Class HI:B-1 Pass Through Rate and (b) the then outstanding Class HI:B-1 Principal Balance (less the Class HI:B-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HI:B-1 Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of the Class HI:B-1 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HI:B-1 Certificates will be allocated among the Class HI:B-1 Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HI:B-1 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HI:B-1 Pass-Through Rate.

CLASS HI:B-1 PRINCIPAL:
                        The Class HI:B-1 Certificateholders will not receive principal payments until (i) the Class HI:B Cross-over Date and (ii) such time as either (a) each Class HI:B Principal Distribution Test is satisfied or (b) the Class HI:A Principal Balance and the HI:M Principal Balance have been reduced to zero. At that time, to the extent of the amount available after payment of the Class HI:A and Class HI:M Distribution Amounts and Class HI:B-1 interest, the Class HI:B-1 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI:B-1 Principal Balance has been reduced to zero.

                        The Class HI:B Percentage will equal 100% minus the Sub-Pool HI Senior Percentage. The Class HI:B Percentage after the Class HI:A and the Class HI:M Principal Balances have been reduced to zero will be equal to 100%.


[LOGO OF MERRILL LYNCH APPEARS HERE]   5
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS HI:B PRINCIPAL
DISTRIBUTION TESTS:
                        i. the average of the Sub-Pool HI Sixty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 2.5%;
                        ii. the average of the Sub-Pool HI Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 5%;
                        iii. the Sub-Pool HI Cumulative Realized Losses as of the given Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance of Sub-Pool HI;
                        iv. the Sub-Pool HI Current Realized Loss Ratio as of the given Payment Date must not exceed 2.5%; and
                        v. the Class HI:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 14%.

CLASS HI:B-2 INTEREST:
                        After payment of Class HI:A, Class HI:M-1, Class HI:M-2 and Class HI:B-1 Distribution Amounts, interest will be paid to the Class HI:B-2 Certificateholders in an amount equal to the product of (a) the Class HI:B-2 Pass-Through Rate and (b) the then outstanding Class HI:B-2 Principal Balance (less the Class HI:B-2 Liquidation Loss Principal Amount, if any). The Class HI:B-2 Limited Guaranty will be available to pay interest to the Class HI:B-2 Certificateholders if the Sub-Pool HI Class HI:B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HI:B-2 Remaining Amount Available in the Certificate Account plus any amounts paid under the Class HI:B-2 Limited Guaranty are not sufficient to make a full distribution to the Class HI:B-2 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HI:B-2 Certificates will be allocated among the Class HI:B-2 Certificates pro rata accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HI:B-2 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HI:B-2 Pass-Through Rate.

CLASS HI:B-2 PRINCIPAL:
                        Except as set forth below, the Class HI:B-2
                        Certificateholders will not receive principal payments until the Class HI:B-1 Principal Balance has been reduced to zero. At that time, if each Class HI:B Principal Distribution Test is satisfied (unless the Class HI:A and Class HI:M Principal Balances have been reduced to zero ), to the extent of the amount available after payment of the Class HI:A, the Class HI:M and the Class HI:B-1 Distribution Amounts and any amounts actually paid under the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until Class HI:B-2 Principal Balance has been reduced to zero.

                        On each Payment Date, the Class HI:B-2
                        Certificateholders are also entitled to receive, pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

[LOGO OF MERRILL LYNCH APPEARS HERE]   6
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS HI:B-2 LIMITED
GUARANTY:
                        The Class HI:B-2 Limited Guaranty will be available to pay the Class HI:B-2 Liquidation Loss Principal Amount and the Class HI:B-2 Distribution Amount. The Class HI:
                        B-2 Limited Guaranty will be an unsecured general obligation of the Company.


                       HOME EQUITY CERTIFICATE STRUCTURE


CREDIT ENHANCEMENT:
                        Class HE:A:        14.25% subordination (Class HE:M-1,
                                           M-2, B-1 and B-2) & Residual
                                           (Class C)
                        Class HE:M-1:      8.50% subordination (Class HE:M-2,
                                           B-1, and B-2) & Residual (Class C)
                        Class HE:M-2:      4.50% subordination (Class HE:B-1 and
                                           B-2) & Residual (Class C)
                        Class HE:B-1:      1.35% subordination (Class HE:B-2) &
                                           Residual (Class C)
                        Class HE:B-2:      Limited Guaranty plus Residual
                                           (Class C)

LOSSES ON LIQUIDATED
CONTRACTS:
                        If Net Liquidation Proceeds from Liquidated Contracts in Sub-Pool HE in a collection period are less than the Scheduled Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HE:C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2 Certificateholders, then the Class HE:B-1 Certificateholders, then the Class HE:M-2 Certificateholders, then the Class HE:M-1 Certificateholders and then the Class HE:A Certificate holders.

PRE-FUNDING
ACCOUNT:

                        The Sub-Pool HE Pre-Funded Amount will be reduced during the Funding Period (not longer than 90 days) by the amounts thereof used to purchase related Subsequent Home Equity Contracts. Any amount remaining at the end of the Funding Period in the Sub-Pool HE Pre-Funding Account will be distributed to each Class of Class HE: A Certificates on a pro rata basis.

DISTRIBUTIONS:
                        The "Sub-Pool HE Amount Available" will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts and to the Class C Certificateholder.


                        The Sub-Pool HE Amount Available will generally be applied first to the distributions to the Class HE:A Certificateholders, then to the Class HE:M Certificateholders, and then to the Class HE:B Certificate holders.


[LOGO OF MERRILL LYNCH APPEARS HERE]   7
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                            Class HE:A Certificates are senior to both the Class HE:M and the Class HE:B Certificates. The Class HE:M Certificates are senior to the Class HE:B Certificates.

CLASS HE:A INTEREST:
                            Interest on each Class of Class HE:A Certificates will be paid concurrently at the related Pass-Through Rate based on the related then outstanding Class Principal Balance (in the case of Class HE:A Certificates other than the Class HE:A-8 IO Certificates) or based on the "Notional Principal Amount" (in the case of the Class HE:A-8 IO Certificates). Interest will be calculated on the Class HE:A-8 IO Certificates on the basis of a "Notional Principal Amount' equal to the aggregate outstanding Certificate Principal Balance of the Class HE:A-7 Certificates (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class HE:A-8 IO Certificates are entitled to receive interest payments only through the Payment Date in September 2000. Interest will initially accrue from the Settlement Date, and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date.

                            The Pass Through Rate for the Class HE:A-1 ARM Certificates will be floating and will equal the lesser of :

                              i.   one-month LIBOR plus the Pass-Through Margin;
                              ii.  the Available Funds Pass-Through Rate; or
                              iii. 14.00%.

                            The Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is 10% or more of the Principal Balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date, and [2 x initial pricing margin] per annum on each Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is [.75]% per annum and equal to the sum of the servicing fee and the trustee fee.

                            Each other Class of the Class HE:A Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis with the exception of the Class HE:A-1 ARM Certificates, which will instead bear interest at a variable Pass-Through Rate calculated on an actual/360 basis.

                            In the event that, on a particular Payment Date, the Class HE:A Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of interest to the holders of the outstanding Class HE:A Certificates, the amount of interest to be distributed in respect of the Class HE:A Certificates will be allocated among the Class HE:A Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HE:A Certificateholders are entitled to receive on the next Payment Date. Any amounts so


[LOGO OF MERRILL LYNCH APPEARS HERE]   8
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

                            carried forward will bear interest at the applicable Class HE:A Pass-Through Rate, to the extent legally permissible.

CLASS HE:A PRINCIPAL:
                            After payment of all interest distributable to the Class HE:A Certificateholders, the Class HE:A-1 ARM Formula Principal Distribution Amount will be distributed to the Class HE:A-1 ARM Certificateholders and the Sub-Pool HE Senior Percentage of the Sub-Pool HE: Formula Principal Distribution Amount less the Class HE:A-7 Lockout Distribution Amount (defined below) will be distributed first to the Class HE:A-1 Certificateholders, until the Class HE:A-1 Principal Balance has been reduced to zero, then to the Class HE:A-2 Certificateholders until the Class HE:A-2 Principal Balance has been reduced to zero, then to the Class HE:A-3 Certificateholders until the Class HE:A-3 Principal Balance has been reduced to zero, then to the Class HE:A-4 Certificateholders until the Class HE:A-4 Principal Balance has been reduced to zero, then to the Class HE:A-5 Certificateholders until the Class HE:A-5 Principal Balance has been reduced to zero and then to the Class HE:A-6 Certificateholders until the Class HE:A-6 Principal Balance has been reduced to zero.

                            The "Sub-Pool HE Formula Principal Distribution Amount" for each Payment Date will generally be equal to the sum of: (i) all scheduled payments of principal due on each outstanding Home Equity Contract during the preceding month; (ii) all partial principal prepayments and principal prepayments in full received on each Home Equity Contract during the preceding month; (iii) the scheduled principal balance of each Home Equity Contract that became liquidated during the preceding month; and (iv) the scheduled principal balance of each Home Equity Contract purchased by Green Tree during the preceding month pursuant to the Pooling and Servicing Agreement.

                            The Class HE:A-7 Certificateholders are generally entitled to receive the Class HE:A-7 Lockout Distribution Amount, however, if on any Payment Date the Class HE:A-6 Certificate Principal Balance is zero, the Class HE:A-7 Certificateholders will instead be entitled to receive the entire Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount less the amount, if any, distributed in payment of principal on the Class HE:A-6 Certificates on such Payment Date, in each case until the Class HE:A-7 Principal Balance has been reduced to zero.

                            The "Class HE:A-7 Lockout Distribution Amount" for any Payment Date will equal the product of (i) the applicable Class HE:A-7 Lockout Percentage for such Payment Date and (ii) the Class HE:A-7 Lockout Pro Rata Distribution Amount for such Payment Date.

                            The "Class HE:A-7 Lockout Percentage" for each Payment Date will be as follows:

                                 Payment Dates                        Lockout Percentage
                                 -------------                        ------------------
                                 October 1997 - September 2000        0%
                                 October 2000 - September 2002        20%
                                 October 2002 - September 2003        80%
                                 October 2003 - September 2004        100%
                                 October 2004 and thereafter          300%

                            The "Class HE:A-7 Lockout Pro Rata Distribution Amount" for any Payment Date will equal the product of (x) a fraction, the numerator of which is the Certificate


[LOGO OF MERRILL LYNCH APPEARS HERE]   9
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

                            Principal Balance of the Class HE:A-7 Certificates immediately prior to such Payment Date and the denominator of which is the sum of the Class HE:A-1, Class HE:A-2, Class HE:A-3, Class HE:A-4, Class HE:A-5, Class HE:A-6 and Class HE:A-7 Principal Balances and (y) the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount.

                            The Sub-Pool HE Senior Percentage will equal 100% if any of the following exist:

                                i.   it is prior to October 2000 (Month 36);

                                ii. the Class HE:B Principal Balance represents less than 9.00% of the Scheduled Principal Balance of Sub-Pool HE; or

                                iii. each Class HE:B Principal Distribution Test
                                     (See below) is not satisfied.

                            Otherwise, the Sub-Pool HE Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HE:A Principal Balance (excluding the Class HE:A-1 ARM Principal Balance) and the Class HE:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HE for the immediately preceding Payment Date. The Class HE:A-8 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS HE:M-1 INTEREST:
                            After payment of Class HE:A Distribution Amount, interest will be paid to the Class HE:M-1 Certificateholders in an amount equal to the product of (a) the Class HE:M-1 Pass-Through Rate and (b) the then outstanding Class HE:M-1 Principal Balance (less the Class HE:M-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date, and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HE:M-1 Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of the Class HE:M-1 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HE:M-1 Certificates will be allocated among the Class HE:M-1 Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HE:M-1 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HE:M-1 Pass-Through Rate.

CLASS HE:M-1 PRINCIPAL:
                            Class HE:M-1 Certificateholders will not receive principal until the Class HE:A Principal Balance has been reduced to zero. At that time, the Class HE:M-1 Certificateholders will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE:M-1 Principal Balance has been reduced to zero.

CLASS HE:M-2 INTEREST:
                            After payment of Class HE:A and Class HE:M-1
                            Distribution Amounts, interest will be paid to the Class HE:M-2 Certificateholders in an amount equal to the product of (a) the Class HE:M-2 Pass-Through Rate and (b) the then outstanding Class HE:M-2 Principal Balance (less the Class HE:M-2 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date, and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HE:M-2 Remaining Amount


[LOGO OF MERRILL LYNCH APPEARS HERE]   10
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

                            Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of the Class HE:M-2 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HE:M-2 Certificates will be allocated among the Class HE:M-2 Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HE:M-2 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HE:M-2 Pass-Through Rate.

CLASS HE:M-2 PRINCIPAL:
                            Class HE:M-2 Certificateholders will not receive principal until the Class HE:A and Class HE:M-1 Principal Balances have been reduced to zero. At that time the Class HE:M-2 Certificateholders will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE:M-2 Principal Balance has been reduced to zero.

CLASS HE:B-1 INTEREST:
                            After payment of Class HE:A, Class HE:M-1 and Class HE:M-2 Distribution Amounts, interest will be paid to the Class HE:B-1 Certificateholders in an amount equal to the product of (a) the Class HE:B-1 Pass Through Rate and (b) the then outstanding Class HE:B-1 Principal Balance (less the Class HE:B-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date, and will thereafter accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HE:B-1 Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of the Class HE:B-1 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HE:B-1 Certificates will be allocated among the Class HE:B-1 Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HE:B-1 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HE:B- 1 Pass-Through Rate.

CLASS HE:B-1 PRINCIPAL:
                            The Class HE:B-1 Certificateholders will not receive principal payments until (i) the Class HE:B Cross-over Date and (ii) such time as either (a) each Class HE:B Principal Distribution Test is satisfied or (b) the Class HE:A Principal Balance and the Class HE:M Principal Balance have been reduced to zero. At that time, to the extent of the amount available after payment of the Class HE:A and Class HE:M Distribution Amounts and Class HE:B-1 interest, Class HE:B-1 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until the Class HE:B-1 Principal Balance has been reduced to zero.

                            The Class HE:B Percentage will be equal to 100% minus the Sub-Pool HE Senior Percentage. The Class HE:B Percentage after the Class HE:A and Class HE:M Principal Balances have been reduced to zero will be equal to 100.00%


[LOGO OF MERRILL LYNCH APPEARS HERE]   11
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

CLASS HE:B PRINCIPAL
DISTRIBUTION TESTS:
                            i. the average of the Sub-Pool HE Sixty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 6%;

                            ii. the average of the Sub-Pool HE Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                            iii. the Sub-Pool HE Cumulative Realized Losses as of the given Payment Date must not exceed 7.5%;

                            iv. the Sub-Pool HE Current Realized Loss Ratio as of the given Payment Date must not exceed 2.0%; and

                            v. the Class HE:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HE of as of the immediately preceding Payment Date must be equal to or greater than 9.00%

CLASS HE:B-2 INTEREST:
                            After payment of Class HE:A, Class HE:M-1, Class HE:M-2 and Class HE:B-1 Distribution Amounts, interest will be paid to the Class HE:B-2 Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal Balance (less the Class HE:B-2 Liquidation Loss Principal Amount, if any). The Class HE:B-2 Limited Guaranty will be available to pay interest to the Class HE:B-2 Certificateholders if the Sub-Pool HE Class HE:B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date, and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date. Interest will be computed on 30/360 basis. In the event that, on a particular Payment Date, the Class HE:B-2 Remaining Amount Available in the Certificate Account plus any amounts paid under the Class HE:B-2 Limited Guaranty are not sufficient to make a full distribution the Class HE:B-2 Interest Payment Amount, the amount of interest to be distributed in respect of the Class HE:B-2 Certificates will be allocated among the Class HE:B-2 Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HE:B-2 Certificateholders are entitled to receive on the next Payment Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class HE:B-2 Pass-Through Rate.

CLASS HE:B-2 PRINCIPAL:
                            The Class HE:B-2 Certificateholders will not receive principal payments until the Class HE:B-1 Principal Balance has been reduced to zero. At that time, if each Class HE:B Principal Distribution Test is satisfied (unless the Class HE:A and Class HE:M Principal Balances have been reduced to zero ), to the extent of the amount available after payment of the Class HE:A, the Class HE:M and the Class HE:B-1 Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until Class HE:B-2 Principal Balance has been reduced to zero. On each Payment Date, the Class HE:B-2 Certificateholders will be entitled to receive pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

CLASS HE:B-2 LIMITED
GUARANTY:
                            To Class HE:B-2 Limited Guaranty will be available to pay the Class HE:B-2 Liquidation Loss Principal Amount and the Class HE:B-2 Distribution Amount. The Class HE:B-2 Limited Guaranty will be an unsecured general obligation of the Company.


[LOGO OF MERRILL LYNCH APPEARS HERE]   12
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

                           HOME IMPROVEMENT CONTRACTS

     Sub-Pool HI will consist of conventional and FHA-insured home improvement contracts and promissory notes. Certain Additional Home Improvement Contracts will be identified for inclusion in Sub-Pool HI prior to the Closing Date and such Additional Home Improvement Contracts, together with the Original Home Improvement Contracts, will comprise Sub-Pool HI. The data set forth below is based solely upon the Original Home Improvement Contracts. It is expected that the Additional Home Improvement Contracts will have similar characteristics. Obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

                     THE HOME IMPROVEMENT CONTRACT SUB-POOL

              Number of Contracts in Sub-Pool:                5,691
              Wgt. Avg. Contract Rate:                        10.719%
              Range of Rates:                                 7.50% - 17.25%
              Wgt. Avg. Orig. Maturity:                       211.30 mos.
              Wgt. Avg. Rem. Maturity:                        210.70 mos.
              Avg. Rem Princ. Balance:                        $17,378


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES
                           HOME IMPROVEMENT CONTRACTS

                                           % of HI Contract                                   % of HI Contract Sub-Pool
                           Number         Sub-Pool by Number         Aggregate Principal           by Outstanding
State                   of Contracts         of Contracts            Balance Outstanding          Principal Balance
-----                   ------------         ------------            -------------------          -----------------
CA                            916                 16.10%                 $22,666,796.70                  22.92%
AZ                            427                  7.50%                   8,367,434.78                   8.46%
NJ                            359                  6.31%                   6,224,116.19                   6.29%
NY                            371                  6.52%                   6,120,534.85                   6.19%
FL                            327                  5.75%                   5,709,311.49                   5.77%
Other States *              3,291                 57.82%                  49,811,793.04                  50.37%

Total                       5,691                   100%                 $98,899,987.05                    100%
=====                       =====                   ====                 ==============                   ====

---------------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.

               YEARS OF ORIGINATION OF HOME IMPROVEMENT CONTRACTS

                                                                                           % of HI Contract Sub-Pool
                                     Number of               Aggregate Principal                by Outstanding
Year of Origination                 Contracts                Balance Outstanding               Principal Balance
-------------------                 ----------               -------------------               -----------------
1987                                        1                       $18,909.00                         0.02%
1990                                        2                        29,508.74                         0.03%
1992                                        1                        13,498.00                         0.01%
1996                                       10                       109,497.81                         0.11%
1997                                    5,677                    98,728,573.50                        99.83%

Total                                   5,691                   $98,899,987.05                          100%
=====                                   =====                   ==============                         ====

[LOGO OF MERRILL LYNCH APPEARS HERE]  13
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                   ORIGINAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                                                           % of HI Contract Sub-Pool
Original HI Contract                 Number of               Aggregate Principal                by Outstanding
Amount (in Dollars)                  Contracts               Balance Outstanding               Principal Balance
-------------------                  ---------               -------------------               -----------------
Less than/Equal  $9,999                1,184                    $8,467,088.55                          8.56%
From $10,000 - $19,999                 2,697                    39,670,380.59                         40.11%
From $20,000 - $29,999                 1,236                    29,398,658.49                         29.73%
From $30,000 - $39,999                   400                    13,326,557.34                         13.47%
From $40,000 - $49,999                   126                     5,417,859.84                          5.48%
From $50,000 - $59,999                    42                     2,174,203.16                          2.20%
From $60,000 - $69,999                     3                       182,237.60                          0.18%
From $80,000 - $89,999                     2                       164,023.64                          0.17%
From $90,000 - $99,999                     1                        98,977.84                          0.10%

Total                                  5,691                   $98,899,987.05                           100%
=====                                  =====                   ==============                          ====


                         HOME IMPROVEMENT CONTRACT RATES

                                                                                           % of HI Contract Sub-Pool
                                     Number of               Aggregate Principal                by Outstanding
HI Contract Rate                     Contracts               Balance Outstanding               Principal Balance
----------------                     ---------               -------------------               -----------------
From 7.00001% - 8.00000%                     8                      $223,954.48                        0.23%
From 8.00001% - 9.00000%                   120                     2,743,058.97                        2.77%
From 9.00001% - 10.0000%                  1693                    38,261,559.70                       38.69%
From 10.00001% - 11.00000%                1704                    31,232,082.23                       31.58%
From 11.00001% - 12.00000%                 729                    11,044,623.97                       11.17%
From 12.00001% - 13.00000%                 852                    10,421,857.88                       10.54%
From 13.00001% - 14.00000%                 423                     3,584,102.67                        3.62%
From 14.00001% - 15.00000%                 116                     1,060,220.08                        1.07%
From 15.00001% - 16.00000%                  29                       212,634.64                        0.21%
Greater than 16.00001%                      17                       115,892.43                        0.12%

Total                                    5,691                   $98,899,987.05                         100%
=====                                    =====                   ==============                        ====

[LOGO OF MERRILL LYNCH APPEARS HERE]  14
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

           REMAINING MONTHS TO MATURITY OF HOME IMPROVEMENT CONTRACTS

                                                                                           % of HI Contract Sub-Pool
                                     Number of               Aggregate Principal                by Outstanding
Months Remaining                     Contracts               Balance Outstanding               Principal Balance
----------------                     ---------               -------------------               -----------------
Less than/Equal 30                        18                        $87,996.89                          .09%
31-60                                    394                      3,270,927.67                         3.31%
61-90                                    189                      1,841,715.95                         1.86%
91-120                                 1,509                     19,292,888.17                        19.51%
121-150                                   38                        486,687.61                         0.49%
151-180                                1,495                     26,377,609.98                        26.67%
181-210                                    4                         50,321.49                         0.05%
211-240                                  666                     13,446,602.41                        13.60%
271-300                                 1378                     34,045,236.88                        34.42%

Total                                  5,691                    $98,899,987.05                          100%
=====                                  =====                    ==============                         ====


                   LIEN POSITION OF HOME IMPROVEMENT CONTRACTS

                                           % of HI Contract                                   % of HI Contract Sub-Pool
Lien                       Number         Sub-Pool by Number         Aggregate Principal           by Outstanding
Position                of Contracts         of Contracts            Balance Outstanding          Principal Balance
--------                ------------         ------------            -------------------          -----------------
First                           239                4.20%                  $3,195,568.69                  3.23%
Second                        4,339               76.24%                  76,243,087.86                 77.10%
Third                          1101               19.35%                  19,269,779.84                 19.48%
Fourth                           12                0.21%                     191,550.66                  0.19%

Total                         5,691                 100%                 $98,899,987.05                   100%
=====                         =====                 ====                 ==============                  ====


[LOGO OF MERRILL LYNCH APPEARS HERE]  15
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                              HOME EQUITY CONTRACTS

     Sub-Pool HE will consist of closed-end fixed rate home equity loans and adjustable rate home equity loans. The data set forth below is based solely upon the Initial Contracts. It is expected that Subsequent Contracts purchased with amounts deposited in the Sub-Pool HE Pre-Funding Account will have similar characteristics. Obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

                        THE HOME EQUITY CONTRACT SUB-POOL
                                FIXED RATE LOANS

                      LEVEL PAY                                                          BALLOONS
Number of Contracts in Sub-Pool:            5,334             Number of Contracts in Sub-Pool:                1,257
Wgt. Avg. Contract Rate:                   12.13%             Wgt. Avg. Contract Rate:                       12.09%
Range of Rates:                    7.25% - 19.10%             Range of Rates:                        7.70% - 17.50%
Wgt. Avg. Orig. Maturity:             245.45 mos.             Wgt. Avg. Orig. Maturity:                 179.16 mos.
Wgt. Avg. Rem. Maturity:              244.67 mos.             Wgt. Avg. Rem. Maturity:                  178.18 mos.
Avg. Rem Princ. Balance:                  $46,399             Avg. Rem Princ. Balance:                      $71,899
Wgt. Avg. CLTV:                            86.69%             Wgt. Avg. CLTV:                                87.16%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES
                        FIXED RATE HOME EQUITY CONTRACTS

                                           % of HE Contract                                     % of HE Contract Sub-
                           Number         Sub-Pool by Number         Aggregate Principal         Pool by Outstanding
State                   of Contracts         of Contracts            Balance Outstanding          Principal Balance
-----                   ------------         ------------            -------------------          -----------------
 OH                           525                 7.97%                  $24,382,320.94                  7.22%
 FL                           488                 7.40%                   24,101,407.42                  7.13%
 NC                           414                 6.28%                   21,332,349.77                  6.31%
 GA                           404                 6.13%                   20,953,797.79                  6.20%
 IL                           320                 4.86%                   19,648,515.97                  5.82%
 VA                           329                 4.99%                   19,478,546.94                  5.77%
 PA                           311                 4.72%                   18,171,994.19                  5.38%
 AL                           363                 5.51%                   17,364,284.09                  5.14%
 Other *                    3,437                52.14%                  172,438,391.97                 51.03%

 Total                      6,591                  100%                 $337,871,609.08                   100%
=======                     =====                  ====                 ===============                   ====

---------------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.

[LOGO OF MERRILL LYNCH APPEARS HERE]  16
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

            YEARS OF ORIGINATION OF FIXED RATE HOME EQUITY CONTRACTS

                                                                                           % of HE Contract Sub-Pool
                                     Number of               Aggregate Principal                by Outstanding
Year of Origination                 Contracts                Balance Outstanding               Principal Balance
-------------------                 ----------               -------------------               -----------------
1989                                        2                       $266,834.76                        0.08%
1990                                        1                         95,950.80                        0.03%
1994                                        2                        150,315.56                        0.04%
1995                                        3                        364,293.28                        0.11%
1996                                       42                      2,272,473.89                        0.67%
1997                                    6,541                    334,721,740.79                       99.07%

Total                                   6,591                   $337,871,609.08                         100%
=====                                   =====                   ===============                         ====


                ORIGINAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                           % of HE Contract Sub-Pool
Original HE Contract                 Number of               Aggregate Principal                by Outstanding
Amount (in Dollars)                  Contracts               Balance Outstanding               Principal Balance
-------------------                  ---------               -------------------               -----------------
Less than/Equal $29,999                2,422                   $47,419,736.10                        14.04%
From $30,000 -  $39,999                  924                    31,829,500.59                         9.42%
From $40,000 -  $49,999                  730                    32,482,256.63                         9.62%
From $50,000 -  $59,999                  547                    29,875,564.12                         8.84%
From $60,000 -  $69,999                  461                    29,874,241.15                         8.84%
From $70,000 -  $79,999                  348                    25,884,934.35                         7.66%
From $80,000 -  $89,999                  267                    22,467,868.49                         6.65%
From $90,000 -  $99,999                  191                    17,940,911.32                         5.31%
From $100,000 -  $109,999                151                    15,798,010.26                         4.68%
From $110,000 -  $119,999                132                    15,097,812.89                         4.47%
From $120,000 -  $129,999                 87                    10,842,473.64                         3.21%
From $130,000 -  $139,999                 68                     9,134,948.97                         2.70%
From $140,000 -  $149,999                 61                     8,807,122.83                         2.61%
From $150,000 -  $159,999                 40                     6,198,020.06                         1.83%
From $160,000 -  $169,999                 34                     5,564,147.92                         1.65%
From $170,000 -  $179,999                 24                     4,170,326.31                         1.23%
From $180,000 -  $189,999                 16                     2,914,094.87                         0.86%
From $190,000 -  $199,999                 18                     3,505,755.19                         1.04%
From $200,000 -  $249,999                 41                     8,946,083.74                         2.65%
From $250,000 -  $299,999                 16                     4,373,968.89                         1.29%
From $300,000 -  $349,999                  6                     1,897,183.23                         0.56%
From $350,000 -  $399,999                  5                     1,872,911.24                         0.55%
Greater than $399,999                      2                       973,736.29                         0.29%

Total                                  6,591                  $337,871,609.08                          100%
=====                                  =====                  ===============                          ====

[LOGO OF MERRILL LYNCH APPEARS HERE]  17
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      FIXED RATE HOME EQUITY CONTRACT RATES

                                                                                           % of HE Contract Sub-Pool
                                     Number of               Aggregate Principal                by Outstanding
HE Contract Rate                     Contracts               Balance Outstanding               Principal Balance
----------------                     ---------               -------------------               -----------------
Less than/Equal 9.00%                     27                       $3,138,806.08                      0.93%
From 9.01% -  10.00%                     201                       17,357,250.32                      5.14%
From 10.01% -  11.00%                    953                       80,754,622.88                     23.91%
From 11.01% -  12.00%                  1,156                       73,790,439.14                     21.84%
From 12.01% -  13.00%                  1,644                       78,465,876.81                     23.22%
From 13.01% -  14.00%                  1,441                       52,132,816.10                     15.43%
From 14.01% -  15.00%                    620                       19,275,462.96                      5.70%
From 15.01% -  16.00%                    328                        8,149,383.48                      2.41%
From 16.01% -  17.00%                    141                        3,113,260.70                      0.92%
Greater than 17.00%                       80                        1,693,690.61                      0.50%

Total                                  6,591                     $337,871,609.08                       100%
=====                                  ======                    ===============                       ====


        REMAINING MONTHS TO MATURITY OF FIXED RATE HOME EQUITY CONTRACTS

                                                                                           % of HE Contract Sub-Pool
                                     Number of               Aggregate Principal                by Outstanding
Months Remaining                     Contracts               Balance Outstanding               Principal Balance
----------------                     ---------               -------------------               -----------------
Less than/Equal 180                     3,906                  $172,462,808.05                      51.05%
181 - 195                                   2                       103,050.36                       0.03%
196 - 210                                   1                        87,463.72                       0.03%
211 - 225                                   4                       177,907.78                       0.05%
226 - 240                               1,754                    89,010,535.46                      26.34%
256 - 270                                   3                       346,149.14                       0.10%
271 - 285                                   2                       166,951.98                       0.05%
286 - 300                                 397                    27,540,962.31                       8.15%
331 - 345                                   2                       377,009.02                       0.11%
346 - 360                                 520                    47,598,771.26                      14.09%

Total                                   6,591                  $337,871,609.08                        100%
=====                                   =====                  ===============                        ====


                LIEN POSITION OF FIXED RATE HOME EQUITY CONTRACTS

                                         % of HE Contract Sub-                                % of HE Contract Sub-Pool
Lien                       Number           Pool by Number           Aggregate Principal           by Outstanding
Position                of Contracts         of Contracts            Balance Outstanding          Principal Balance
--------                ------------         ------------            -------------------          -----------------
First                         3,399              51.57%                 $245,089,364.60                  72.54%
Second                        3,104              47.09%                   91,151,590.86                  26.98%
Third                            88               1.34%                    1,630,653.62                   0.48%

Total                         6,591                100%                 $337,871,609.08                 100.00%
=====                         =====                ====                 ===============                 =======


[LOGO OF MERRILL LYNCH APPEARS HERE]   18
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

        COMBINED LOAN-TO-VALUE RATIO OF FIXED RATE HOME EQUITY CONTRACTS

                                                                                             % of HE Contract Sub-
Combined                             Number of               Aggregate Principal              Pool by Outstanding
Loan-to-Value Ratio                  Contracts               Balance Outstanding               Principal Balance
-------------------                  ---------               -------------------               -----------------
Less than/Equal 10.00%                    11                       $250,909.74                        0.07%
 From 10.01% -  20.00%                    41                        886,313.01                        0.26%
 From 20.01% -  30.00%                    48                      1,197,297.87                        0.35%
 From 30.01% -  40.00%                    61                      2,144,459.81                        0.63%
 From 40.01% -  50.00%                    90                      3,023,312.67                        0.89%
 From 50.01% -  60.00%                   132                      5,890,524.67                        1.74%
 From 60.01% -  70.00%                   350                     15,137,680.60                        4.48%
 From 70.01% -  80.00%                   834                     44,059,878.15                       13.04%
 From 80.01% -  90.00%                 2,342                    127,073,247.82                       37.62%
 Greater than 90.00%                   2,682                    138,207,984.74                       40.92%

Total                                  6,591                   $337,871,609.08                         100%
=====                                  =====                   ===============                         ====


[LOGO OF MERRILL LYNCH APPEARS HERE]   19
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

                          THE HOME EQUITY CONTRACT POOL
                                    ARM LOANS

        Number of Contracts in Sub-Pool:                          385
        Wgt. Avg. Contract Rate:                               10.13%
        Range of Rates:                                7.25% - 14.95%
        Wgt. Avg. Orig. Maturity:                          359.5 mos.
        Wgt. Avg. Rem. Maturity:                           358.4 mos.
        Avg. Rem Princ. Balance:                             $116,434
        Wgt. Avg. CLTV:                                        86.82%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES
                            ARM HOME EQUITY CONTRACTS

                                         % of HE Contract Sub-                                  % of HE Contract Sub-
                           Number           Pool by Number           Aggregate Principal         Pool by Outstanding
State                   of Contracts         of Contracts            Balance Outstanding          Principal Balance
----                    ------------         ------------            -------------------          -----------------
 TX                            45                11.69%                   $4,720,873.39                 10.53%
 CA                            23                 5.97%                    4,181,957.25                  9.33%
 GA                            26                 6.75%                    3,028,944.23                  6.76%
 MI                            29                 7.53%                    2,444,140.42                  5.45%
 WA                            13                 3.38%                    2,407,430.74                  5.37%
 Other *                      249                64.68%                   28,043,818.60                 62.56%

 Total                        385                  100%                  $44,827,164.63                   100%
=======                       ===                  ====                  ==============                   ====

---------------------------
* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.

                YEARS OF ORIGINATION OF ARM HOME EQUITY CONTRACTS

                                                                                     % of HE Contract Sub-
                             Number of               Aggregate Principal              Pool by Outstanding
Year of Origination          Contracts               Balance Outstanding               Principal Balance
-------------------          ---------               -------------------               -----------------
1996                              2                       $122,207.87                        0.27%
1997                            383                     44,704,956.76                       99.73%

Total                           385                    $44,827,164.63                         100%
=====                           ===                    ==============                         ====

[LOGO OF MERRILL LYNCH APPEARS HERE]  20
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

                         ARM HOME EQUITY CONTRACT RATES

                                                                                             % of HE Contract Sub-
                                     Number of               Aggregate Principal              Pool by Outstanding
HE Contract Rate                     Contracts               Balance Outstanding               Principal Balance
----------------                     ---------               -------------------               -----------------
Less than/Equal 9.00%                     49                     $6,260,091.15                       13.96%
From 9.01% -  10.00%                     119                     15,255,856.55                       34.03%
From 10.01% -  11.00%                    143                     16,813,833.13                       37.51%
From 11.01% -  12.00%                     54                      5,227,680.02                       11.66%
From 12.01% -  13.00%                     16                      1,069,918.70                        2.39%
From 13.01% -  14.00%                      3                        170,399.47                        0.38%
From 14.01% -  15.00%                      1                         29,385.61                        0.07%

Total                                    385                    $44,827,164.63                         100%
=====                                    ===                    ==============                         ====


                    ORIGINAL ARM HOME EQUITY CONTRACT AMOUNTS

                                                                                             % of HE Contract Sub-
Original HE Contract                 Number of               Aggregate Principal              Pool by Outstanding
Amount (in Dollars)                  Contracts               Balance Outstanding               Principal Balance
-------------------                  ---------               -------------------               -----------------
Less than/Equal $29,999                    3                       $78,635.61                          0.18%
From $30,000 -  $39,999                   16                       549,217.17                          1.23%
From $40,000 -  $49,999                   18                       801,533.87                          1.79%
From $50,000 -  $59,999                   29                     1,591,800.40                          3.55%
From $60,000 -  $69,999                   33                     2,115,603.43                          4.72%
From $70,000 -  $79,999                   27                     2,004,381.29                          4.47%
From $80,000 -  $89,999                   24                     2,049,381.89                          4.57%
From $90,000 -  $99,999                   36                     3,424,352.01                          7.64%
From $100,000 -  $109,999                 33                     3,462,522.33                          7.72%
From $110,000 -  $119,999                 27                     3,085,052.12                          6.88%
From $120,000 -  $129,999                 16                     2,009,669.91                          4.48%
From $130,000 -  $139,999                 24                     3,227,031.85                          7.20%
From $140,000 -  $149,999                 14                     2,018,815.65                          4.50%
From $150,000 -  $159,999                 10                     1,540,109.18                          3.44%
From $160,000 -  $169,999                 10                     1,653,672.21                          3.69%
From $170,000 -  $179,999                 10                     1,739,768.47                          3.88%
From $180,000 -  $189,999                  4                       739,088.81                          1.65%
From $190,000 -  $199,999                  8                     1,551,990.43                          3.46%
From $200,000 -  $249,999                 24                     5,207,256.27                         11.62%
From $250,000 -  $299,999                  9                     2,461,292.57                          5.49%
From $300,000 -  $349,999                  5                     1,610,124.23                          3.59%
From $350,000 -  $399,999                  4                     1,461,486.89                          3.26%
Greater than $399,999                      1                       444,378.04                          0.99%

Total                                    385                   $44,827,164.63                           100%
=====                                    ===                   ==============                           ====

[LOGO OF MERRILL LYNCH APPEARS HERE]   21
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call you Merrill Lynch account executive for another copy.

                   LIEN POSITION OF ARM HOME EQUITY CONTRACTS

                                                        % of HE Contract Sub-
Lien           Number         Aggregate Principal        Pool by Outstanding
Position    of Contracts      Balance Outstanding         Principal Balance
--------    ------------      -------------------         -----------------
First             385             $44,827,164.63                  100%

Total             385             $44,827,164.63                  100%
=====             ===             ==============                  ====

            REMAINING MONTHS TO MATURITY OF ARM HOME EQUITY CONTRACTS

                                                           % of HE Contract Sub-
                      Number of     Aggregate Principal    Pool by Outstanding
Months Remaining      Contracts     Balance Outstanding     Principal Balance
----------------      ---------     -------------------     -----------------
Less than/Equal 180           2            $120,260.58              0.27%
181 - 345                     0                      0                 0%
346-360                     383          44,706,904.05             99.73%

Total                       385         $44,827,164.63                100%
=====                       ===         ==============                ====

            COMBINED LOAN-TO-VALUE RATIO OF ARM HOME EQUITY CONTRACTS

                                                           % of HE Contract Sub-
                             Number of  Aggregate Principal  Pool by Outstanding
Combined Loan-to-Value Ratio Contracts  Balance Outstanding   Principal Balance
---------------------------- ---------  -------------------   -----------------
Less than/Equal 10.00%             1          $49,570.15              0.11%
From 10.01% -  20.00%              0                   0              0.00%
From 20.01% -  30.00%              2          194,200.00              0.43%
From 30.01% -  40.00%              2          109,977.63              0.25%
From 40.01% -  50.00%              3          113,983.03              0.25%
From 50.01% -  60.00%              8          548,675.23              1.22%
From 60.01% -  70.00%             20        1,554,557.84              3.47%
From 70.01% -  80.00%             81        8,214,857.46             18.33%
From 80.01% -  90.00%            250       32,020,854.12             71.43%
Greater than 90.00%               18        2,020,489.17              4.51%

Total                            385      $44,827,164.63                100%
=====                            ===      ==============                ====

[LOGO OF MERRILL LYNCH APPEARS HERE]   22
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

          MONTH OF NEXT LIBOR ADJUSTMENT FOR ARM HOME EQUITY CONTRACTS

                                                         % of HE Contract Sub-
                         Number of  Aggregate Principal   Pool by Outstanding
Month (for 6 Mo LIBOR)   Contracts  Balance Outstanding    Principal Balance
----------------------   ---------  -------------------    -----------------
Aug-97                        3           $446,598.22             1.00%
Sep-97                       10          1,220,619.08             2.72%
Oct-97                       21          2,234,545.72             4.98%
Nov-97                       32          3,878,575.72             8.65%
Dec-97                       31          3,020,348.15             6.74%
Jan-98                       27          2,784,650.00             6.21%
Feb-98                        5            750,350.00             1.67%
Jun-98                        4            776,195.00             1.73%
Dec-98                        1            195,000.00             0.44%
Jan-99                        1            129,500.00             0.29%
Feb-99                        2            210,231.86             0.47%
Mar-99                       18          1,915,204.60             4.27%
Apr-99                       59          6,783,441.60            15.13%
May-99                       69          8,578,737.10            19.14%
Jun-99                       75          9,331,717.68            20.82%
Jul-99                       11          1,097,500.00             2.45%
Aug-99                        4            376,800.00             0.84%
Sep-99                        1             78,112.86             0.17%
Mar-00                        1             42,467.05             0.09%
May-00                        4            397,234.98             0.89%
Jun-00                        4            432,740.00             0.97%
Jul-00                        1            102,500.00             0.23%
Oct-03                        1             44,095.01             0.10%

  TOTAL                     385        $44,827,164.63              100%
=========                   ===        ==============              ====

[LOGO OF MERRILL LYNCH APPEARS HERE]   23
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           GROSS MARGIN FOR ARM HOME EQUITY CONTRACTS

                                                           % of HE Contract Sub-
                         Number of   Aggregate Principal   Pool by Outstanding
Gross Margin             Contracts   Balance Outstanding    Principal Balance
------------             ---------   -------------------    -----------------
Less than/Equal 3.749%        0                $0.00               0.00%
3.750% - 3.999%               3           262,340.28               0.59%
4.000% - 4.249%               1           105,750.00               0.24%
4.250% - 4.499%               1            59,600.00               0.13%
4.500% - 4.749%               1            30,983.03               0.07%
4.750% - 4.999%             100        11,680,353.31              26.05%
5.000% - 5.249%              18         2,302,854.46               5.14%
5.250% - 5.499%              50         5,788,533.75              12.91%
5.500% - 5.749%              37         4,682,652.36              10.45%
5.750% - 5.999%              53         6,844,169.26              15.26%
6.000% - 6.249%              26         2,703,422.16               6.03%
6.250% - 6.499%              16         1,780,058.50               3.97%
6.500% - 6.749%              21         2,855,733.76               6.37%
6.750% - 6.999%              15         1,617,091.25               3.61%
7.000% - 7.249%              12         1,270,749.60               2.83%
7.250% - 7.499%               9           867,740.92               1.94%
7.500% - 7.749%              11         1,029,567.40               2.30%
7.750% - 7.999%               6           586,218.70               1.31%
8.000% - 8.249%               0                    0               0.00%
8.250% - 8.499%               2           198,274.82               0.44%
8.500% - 8.749%               0                    0               0.00%
8.750% - 8.999%               0                    0               0.00%
9.000% - 9.249%               0                    0               0.00%
9.250% - 9.499%               1            40,000.00               0.09%
9.500% - 9.749%               1            91,685.46               0.20%
Greater than 9.749%           1            29,385.61               0.07%

Total                       385       $44,827,164.63                100%
=====                       ===       ==============                ====

[LOGO OF MERRILL LYNCH APPEARS HERE]   24
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

             MAXIMUM MORTGAGE RATES FOR ARM HOME EQUITY CONTRACTS

                                                           % of HE Contract Sub-
                         Number of  Aggregate Principal    Pool by Outstanding
Maximum Rate             Contracts  Balance Outstanding     Principal Balance
------------             ---------  -------------------     -----------------
Less than/Equal 13.999%      41        $4,921,955.04               10.99%
14.000% - 14.249%             4           454,196.20                1.01%
14.250% - 14.499%             3           257,612.25                0.57%
14.500% - 14.749%             7         1,116,804.66                2.49%
14.750% - 14.999%             6           609,073.25                1.36%
15.000% - 15.249%            10         1,382,761.06                3.08%
15.250% - 15.499%            17         2,920,019.98                6.51%
15.500% - 15.749%            23         3,556,384.03                7.93%
15.750% - 15.999%            41         4,505,253.52               10.05%
16.000% - 16.249%            24         2,716,635.39                6.06%
16.250% - 16.499%            29         3,713,835.60                8.28%
16.500% - 16.749%            39         4,642,666.74               10.36%
16.750% - 16.999%            54         5,769,339.49               12.88%
17.000% - 17.249%            13         1,790,457.42                3.99%
17.250% - 17.499%            20         2,146,458.08                4.79%
17.500% - 17.749%            12         1,031,189.79                2.30%
17.750% - 17.999%            17         1,550,237.87                3.46%
18.000% - 18.249%             8           644,498.40                1.44%
18.250% - 18.499%             6           429,187.07                0.96%
18.500% - 18.749%             4           249,121.62                0.56%
18.750% - 18.999%             3           219,692.09                0.49%
19.000% - 19.249%             0                    0                0.00%
19.250% - 19.499%             1            86,304.46                0.19%
19.500% - 19.749%             1            40,000.00                0.09%
19.750% - 19.999%             0                    0                0.00%
Greater than 19.999%          2            73,480.62                0.16%

Total                       385       $44,827,164.63                 100%
=====                       ===       ==============                 ====


[LOGO OF MERRILL LYNCH APPEARS HERE]   25
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

              MINIMUM MORTGAGE RATES FOR ARM HOME EQUITY CONTRACTS


                                                           % of HE Contract Sub-
                         Number of   Aggregate Principal    Pool by Outstanding
Minimum Rate             Contracts   Balance Outstanding     Principal Balance
------------             ---------   -------------------   -------------------
Less than/Equal 7.249%          2          $181,650.06              0.41%
7.250% - 7.499%                 2           343,533.96              0.77%
7.500% - 7.749%                 2           173,328.81              0.39%
7.750% - 7.999%                 1           192,800.00              0.43%
8.000% - 8.249%                 3           414,196.20              0.92%
8.250% - 8.499%                 4           429,974.07              0.96%
8.500% - 8.749%                 7         1,106,247.18              2.47%
8.750% - 8.999%                18         1,907,299.62              4.25%
9.000% - 9.249%                23         3,093,610.33              6.90%
9.250% - 9.499%                17         2,869,369.73              6.40%
9.500% -  9.749%               31         4,432,740.32              9.89%
9.750% -  9.999%               56         6,135,935.76             13.68%
10.000% - 10.249%              24         2,927,678.02              6.53%
10.250% - 10.499%              34         4,159,213.97              9.28%
10.500% - 10.749%              37         4,560,950.60             10.17%
10.750% - 10.999%              47         5,061,088.06             11.29%
11.000% - 11.249%              15         1,889,575.34              4.22%
11.250% - 11.499%              14         1,371,546.49              3.06%
11.500% - 11.749%              13         1,079,184.46              2.41%
11.750% - 11.999%              15         1,227,537.87              2.74%
12.000% - 12.249%               5           358,288.07              0.80%
12.250% - 12.499%               5           341,187.07              0.76%
12.500% - 12.749%               3           153,151.47              0.34%
12.750% - 12.999%               2           121,292.09              0.27%
13.000% -  13.249%              1            96,000.00              0.21%
13.250% -  13.499%              1            86,304.46              0.19%
13.500% -  13.749%              2            84,095.01              0.19%
Greater than 13.749%            1            29,385.61              0.07%

Total                         385       $44,827,164.63               100%
=====                         ===       ==============               ====


[LOGO OF MERRILL LYNCH APPEARS HERE]   26
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                         CPR PREPAYMENT SENSITIVITIES
                  FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

             12% CPR         13.5% CPR        15% CPR         16.5% CPR        18% CPR
             WAL/Maturity    WAL/Maturity     WAL/Maturity    WAL/Maturity     WAL/Maturity
To Call
A-1            1.21 03/00       1.10 12/99      1.00 10/99       0.92 08/99         0.85 06/99
A-2            3.59 07/02       3.28 02/02      3.00 10/01       2.77 06/01         2.56 03/01
A-3            7.01 08/07       6.48 10/06      6.02 01/06       5.54 11/04         5.08 12/03
M-1           11.49 12/09       9.81 08/07      8.33 01/06       7.16 11/04         6.25 12/03
M-2           12.25 12/09       9.91 08/07      8.33 01/06       7.16 11/04         6.25 12/03
B-1            6.52 05/07       6.05 08/06      5.60 01/06       5.19 11/04         4.77 12/03
B-2           11.67 12/09       9.81 08/07      8.33 01/06       7.16 11/04         6.25 12/03

To Maturity
A-3            7.01 08/07       6.48 10/06      6.02 03/06       5.60 09/05         5.22 03/05
M-1           11.82 10/11      10.95 12/10     10.17 02/10       9.49 05/09         8.89 08/08
M-2           17.56 08/22      16.59 08/22     15.69 08/22      14.83 08/22        14.02 08/22
B-2           13.79 08/22      12.91 08/22     12.08 08/22      11.37 08/22        10.69 08/22

                         CPR PREPAYMENT SENSITIVITIES
                     FOR HOME EQUITY CONTRACT CERTIFICATES

ARM             15% CPR        20% CPR         25% CPR          30% CPR          35% CPR
FIXED           75% of Base*   100% of Base*   125% of Base*    150% of Base*    175% of Base*
                WAL/Maturity   WAL/Maturity    WAL/Maturity     WAL/Maturity     WAL/Maturity
To Call
A-1 ARM          5.09 08/09      3.83 01/07       3.02 03/05       2.45 12/03         2.04 11/02
A-1              0.69 11/98      0.58 09/98       0.50 07/98       0.45 06/98         0.41 05/98
A-2              1.42 05/99      1.16 01/99       1.00 11/98       0.89 09/98         0.81 08/98
A-3              2.91 01/02      2.28 01/01       1.88 06/00       1.62 01/00         1.42 09/99
A-4              4.87 02/03      3.75 11/01       3.00 01/01       2.52 06/00         2.18 02/00
A-5              6.87 06/06      5.07 12/03       4.00 07/02       3.27 08/01         2.76 12/00
A-6              9.95 01/09      7.57 08/06       5.73 11/04       4.46 01/03         3.69 12/01
A-7              6.82 11/08      6.26 06/06       5.73 10/04       5.12 08/03         4.38 09/02
A-8 IO           3.00 09/00      3.00 09/00       3.00 09/00       3.00 09/00         3.00 09/00
M-1             12.23 12/09      9.84 08/07       8.16 01/06       6.87 11/04         5.85 12/03
M-2             12.25 12/09      9.91 08/07       8.33 01/06       7.16 11/04         6.25 12/03
B-1              6.81 03/08      5.25 11/05       4.60 08/04       4.32 03/04         4.15 12/03
B-2             11.98 12/09      9.62 08/27       8.14 01/06       7.13 11/04         6.25 12/03
To Maturity
M-1             13.39 06/12     10.61 12/09       8.58 09/07       7.09 12/05         5.96 09/04
M-2             16.58 09/27     14.53 09/27      12.35 08/27      10.43 07/27         8.86 05/27
B-2             17.97 10/27     14.35 10/27      12.06 10/27      10.52 10/27         9.24 10/27

----------------------

* The Fixed Rate Home Equity Home Equity Contracts will be priced using 125% Base (125% Prepayment Assumption). 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Adjustable Rate Contracts will be priced using a constant prepayment rate of 25%. The Home Improvement Contracts will be priced using a constant prepayment rate of 15% CPR.

[LOGO OF MERRILL LYNCH APPEARS HERE]    27
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

        The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

        Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

        Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

        Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[LOGO OF MERRILL LYNCH APPEARS HERE]   28
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.